UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|
Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|X|   Soliciting Material Pursuant to Rule ss.240.14a-12

                        SIZELER PROPERTY INVESTORS, INC.
                        --------------------------------
                (Name of Registrant as Specified In Its Charter)

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
             -------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            (2)   Aggregate number of securities to which transaction applies:

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            (4)   Proposed maximum aggregate value of transaction:

            (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials: N/A

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:

            (2)   Form, Schedule or Registration Statement No.:

            (3)   Filing Party:

            (4)   Date Filed:

Attached hereto is Amendment No. 13 to First Union Real Estate Equity and Mortgage Investment's Schedule 13D with respect to common stock of Sizeler Property Investors, Inc. ("Sizeler"), filed today with the Securities and Exchange Commission (the "SEC"). The amendment attaches a letter from First Union to Sizeler, dated March 16, 2005, responding to certain statements made by Sizeler in a press release issued on March 15, 2005 and addressing certain allegations made against First Union in an action commenced by Sizeler and eight of its directors on March 15, 2005. The amendment also attaches a March 16, 2005 press release issued by First Union responding to a press release issued by Sizeler on March 16, 2005.

First Union previously notified Sizeler of its intention to file a proxy statement and other relevant documents with the SEC in support of the election as directors of Sizeler of Michael L. Ashner, Peter Braverman and Steven Zalkind at Sizeler's 2005 Annual Meeting of Stockholders. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. First Union and Messrs. Ashner, Braverman and Zalkind may be deemed to be participants in the solicitation of proxies from the shareholders of Sizeler in connection with the annual meeting. Information about these participants is set forth in the preliminary proxy statement filed by First Union with the SEC. Investors may obtain additional information regarding the interests of such participants by reading the definitive proxy statement when it becomes available.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                  SCHEDULE 13D
                    under the Securities Exchange Act of 1934
                               (Amendment No. 13)

                             -----------------------

                        SIZELER PROPERTY INVESTORS, INC.
                        --------------------------------
                                (Name of Issuer)

                    Common Stock, Par Value $.0001 per share
                    ----------------------------------------
                         (Title of Class of Securities)

                                   830137-10-5
                             -----------------------
                             (CUSIP Number of Class
                                 of Securities)

          Carolyn Tiffany                                  David J. Heymann
First Union Real Estate Equity and                    Post Heymann & Koffler LLP
       Mortgage Investments                            Two Jericho Plaza, Wing A
         7 Bulfinch Place                                      Suite 111
             Suite 500                                  Jericho, New York 11753
    Boston, Massachusetts 02114                             (516) 681-3636
          (617) 570-4614

     ----------------------------------------------------------------------
                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)

                                 March 16, 2005
                                 --------------
             (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

(continued on next page(s))                                          Page 1 of 5

CUSIP No. 830137-10-5                  13D/A                         Page 2 of 5
--------------------------------------------------------------------------------
1.    Name of Reporting Person
      S.S. or I.R.S. Identification No. of Above Person

      First Union Real Estate Equity and Mortgage Investments
      I.R.S. I.D. No.  34-6513657
--------------------------------------------------------------------------------
2.    Check the Appropriate Box if a Member of a Group *                 (a) |_|
                                                                         (b) |_|

--------------------------------------------------------------------------------
3.    SEC Use Only


--------------------------------------------------------------------------------
4.    Sources of Funds *

      WC
--------------------------------------------------------------------------------
5.    Check Box if Disclosure of Legal Proceedings is
      Required Pursuant to Items 2(e) of 2(f)                                |_|


--------------------------------------------------------------------------------
6.    Citizenship or Place of Organization

      Ohio
--------------------------------------------------------------------------------
               7.    Sole Voting Power

                     1,310,300
               -----------------------------------------------------------------
  Number of    8.    Shared Voting Power
   Shares
 Beneficially        - 0 -
  Owned by     -----------------------------------------------------------------
    Each       9.    Sole Dispositive Power
  Reporting
   Person            1,310,300
    With       -----------------------------------------------------------------
               10.   Shared Dispositive Power

                     - 0 -
--------------------------------------------------------------------------------
11.   Aggregate Amount Beneficially Owned by Each Reporting Person

      1,310,300 Shares
--------------------------------------------------------------------------------
12.   Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares* |_|


--------------------------------------------------------------------------------
13.   Percent of Class Represented by Amount in Row (11)

      8.2%
--------------------------------------------------------------------------------
14.   Type of Reporting Person*

      OO
--------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!

CUSIP No. 830137-10-5                  13D/A                         Page 3 of 5

      This Amendment No. 13 amends certain information contained in the Schedule 13Dfiled by First Union Real Estate Equity and Mortgage Investments, an Ohio business trust ("First Union"), with respect to its ownership interest in Sizeler Property Investors, Inc., as amended by Amendment No. 1 to Schedule 13D dated November 11, 2004, as further amended by Amendment No. 2 to Schedule 13D dated November 16, 2004, as further amended by Amendment No. 3 to Schedule 13D dated December 6, 2004, as further amended by Amendment No. 4 to Schedule 13D dated December 21, 2004, as further amended by Amendment No. 5 to Schedule 13D dated January 7, 2005, as further amended by Amendment No. 6 to Schedule 13D dated January 14, 2005, as further amended by Amendment No. 7 to Schedule 13D dated January 19, 2005, as further amended by Amendment No. 8 to Schedule 13D dated January 26, 2005, as further amended by Amendment No. 9 to Schedule 13D dated January 31, 2005, as further amended by Amendment No. 10 to Schedule 13D dated February 23, 2005, as further amended by Amendment No. 11 to Schedule 13D dated March 8, 2005 and as further amended by Amendment No. 12 to Schedule 13D dated March 15, 2005 (the "13D"). Capitalized terms used but not defined herein have the meanings ascribed to them in the 13D.

Item 4. Purpose of Transaction.

      Item 4 is hereby amended as follows:

      On March 16, 2005, First Union sent to Sidney Lassen, the Chief Executive Officer of the Issuer, a letter responding to certain statements made by the Issuer in a press release issued on March 15, 2005. In addition, the Issuer and eight of its directors have commenced an action against First Union (i) alleging that First Union has failed to make certain required disclosures in prior filings on Schedule 13D and (ii) seeking a declaratory judgment that the directors of the Issuer did not breach their fiduciary duty or otherwise act fraudulently, in bad faith, recklessly, negligently or with corporate waste by authorizing the sale of 2,649,000 newly issued shares on March 15th at a price of $10.75 per share. First Union denies all allegations made against it, intends to vigorously contest the request for a declaratory judgment and is considering what, if any, claims to assert in the lawsuit. First Union's March 16th letter also addresses the allegations against it and is incorporated herein by reference.

      On March 16, 2005, First Union also issued a press release responding to a press release issued by the Issuer on March 16, 2005. A copy of First Union's March 16, 2005 press release is attached hereto and is incorporated herein by reference.

      In order to protect the interests of all stockholders with respect to the aforementioned March 15, 2005 stock sale, on March 15, 2005, First Union filed suit against the Issuer asserting the impropriety of that stock sale and sought a temporary restraining order requiring the Issuer to halt all steps being taken to close and consummate the transaction. Relying explicitly on the representations of the Issuer's counsel that the stock sale and all relevant steps to effectuate that sale had been already been completed at or about 10 a.m. that day, i.e. very shortly after the sale had been announced by the Issuer, the Court determined that it was too late to issue the requested relief. The Court made explicit that it was not denying First Union's requested temporary restraining order due to any failure to demonstrate a likelihood of success on the merits. Rather, the Court did not rule on that issue but noted that First Union had raised "serious" questions about the transaction.

CUSIP No. 830137-10-5                  13D/A                         Page 4 of 5

Item 5. Interest in Securities of the Issuer

      Item 5 is hereby amended and restated to read as follows:

      (a) First Union directly owns 1,310,300 Shares representing 8.29% of the total outstanding Shares. The foregoing is based upon 16,045,000 Shares outstanding which represents the number of shares reported outstanding in the Issuer's most recently filed report on Form 10-K together with the 2,649,000 additional Shares issued on March 15, 2005.

      (b) First Union has the sole power to vote and dispose of 1,310,300 Shares owned by First Union.

      (c) Set forth below is a description of all transactions in Shares that were effected during the past sixty days by First Union. All such transactions were purchases effected by First Union on the open market.

      Date                         Number of Shares              Price Per Share

      January 25, 2005                  117,000                       $11.60
      February 4, 2004                    3,600                       $11.56
      February 14, 2005                  10,000                       $12.05
      February 16, 2005                   6,000                       $11.98
      February 17, 2005                  10,000                       $12.03
      February 18, 2005                   5,000                       $11.88
      February 22, 2005                  10,000                       $11.80
      February 23, 2005                   8,900                       $11.70

      (d) Not applicable

      (e) Not applicable

      Item 7. Materials to be Filed as Exhibits.

      Item 7 is hereby amended as follows:

      Exhibit 10. Letter from First Union to Sidney Lassen dated March 16, 2005.

      Exhibit 11. Press Release by First Union dated March 16, 2005.

CUSIP No. 830137-10-5                  13D/A                         Page 5 of 5

                                   Signatures

      After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: March 16, 2005                      FIRST UNION REAL ESTATE EQUITY AND
                                           MORTGAGE INVESTMENTS


                                           By: /s/ Peter Braverman
                                               -----------------------
                                               Peter Braverman
                                               President